UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2021

Invesco Mortgage Capital Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34385	26-2749336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Peachtree Street, NE,
Atlanta,	Georgia	30309
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (404) 892-0896
n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	IVR	New York Stock Exchange
7.75% Series A Cumulative Redeemable Preferred Stock	IVRpA	New York Stock Exchange
7.75% Fixed-to-Floating Series B Cumulative Redeemable Preferred Stock	IVRpB	New York Stock Exchange
7.50% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	IVRpC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 22, 2021, Invesco Mortgage Capital Inc. (the “registrant”) issued a press release announcing its financial results for the quarter ended December 31, 2020 (the “Release”).

The Release is attached to this Report as Exhibit 99.1 and the information contained in the Release is incorporated into this Item 2.02 by this reference. The information contained in this Item 2.02 is being “furnished” and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2021, Mr. Loren Starr notified the Board of Directors (“Board”) of the registrant that he will retire from the Board as an executive director effective as of February 28, 2021.

On February 19, 2021, the Board appointed Ms. Beth A. Zayicek to serve as a director effective as of that date. Ms. Zayicek, age 40, has served as the Chief Operating Officer of Private Markets for Invesco since 2019 and has worked in Invesco Real Estate, the real estate investment center of Invesco, since 2008. She is a member of Invesco Real Estate’s Global Executive Committee and Asia Investment Committee. Ms. Zayicek previously served as Invesco Real Estate’s Chief Operating Officer from 2017 to 2019 and senior director of investment analytics from 2013 to 2016. She has also served on Invesco Real Estate’s portfolio management and acquisition teams and as a member of its North American Investment Committee. Prior to joining Invesco Real Estate, Ms. Zayicek served as a member of the corporate and investment banking analyst program and real estate private equity group at KeyBank. Ms. Zayicek also currently serves as Chief Operating Officer and a director of Invesco Real Estate Income Trust Inc. Ms. Zayicek earned a B.S. in Management with a concentration in Finance from Case Western Reserve University. Ms. Zayicek is deemed an executive director since she is also an employee of our manager or one of its affiliates. Executive directors do not receive compensation for serving on our Board and do not serve on any of the standing committees of the Board.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 22, 2021, issued by Invesco Mortgage Capital Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Mortgage Capital Inc.

By: /s/ R. Lee Phegley, Jr.
R. Lee Phegley, Jr.
Chief Financial Officer

Date: February 22, 2021